Exhibit 10.1
First Omnibus Amendment
This First Omnibus Amendment, dated as of May 5, 2021 (the “Amendment”) is entered into among Concentrix Receivables, Inc. (the “Borrower”), Concentrix Corporation (“Concentrix” or the “Servicer”), the Originators party hereto (the “Originators”), PNC Bank, National Association (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Group Agent for the PNC Group, The Toronto Dominion Bank, as Group Agent for the TD Bank Group (“TD Bank”), Wells Fargo Bank, National Association, as Group Agent for the Wells Fargo Group (“Wells Fargo”) and MUFG Bank, LTD., as Group Agent for the MUFG Lender Group (“MUFG”, and together with PNC, TD Bank and Wells Fargo, each a “Group Agent” and considered together, the “Group Agents”).
WITNESSETH:
Whereas, the Borrower, the Servicer, the Administrative Agent, the Lenders from time to time party thereto, the Group Agents and PNC Capital Markets LLC, as Structuring Agent, have entered into that certain Receivables Financing Agreement, dated as of October 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
Whereas, the Borrower, as Buyer, and the Originators from time to time party thereto have entered into that certain Receivables Purchase Agreement, dated as of October 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);
Whereas, Concentrix has advised Borrower, each of the Originators, the Servicer, the Group Agents, and the Administrative Agent that Concentrix desires to sell all or substantially all of the business, operations and assets of Concentrix Insurance Administration Solutions Corporation, a South Carolina corporation (the “Exiting Originator”) to one or more unrelated third parties (collectively, the “Purchaser”), through the sale, assignment, transfer and delivery of either (x) all of the issued and outstanding equity interests of the Existing Originator to the applicable Purchaser and/or (y) all or substantially all of the assets of the Existing Originator to the applicable Purchaser (such sale, the “Business Sale”).
Whereas, subject to the terms and conditions set forth herein, in connection with the Business Sale, the parties hereto have agreed to amend certain provisions of the Loan Agreement and the Sale Agreement as described below; and
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
    Section 1.    Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement, and if not defined therein, in the Sale Agreement.

    Section 2.    Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Schedule II to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
    Section 3.    Amendments to the Sale Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Sale Agreement shall be and hereby is amended as follows:
    (a)    Schedule I to the Sale Agreement is hereby amended and restated in its entirety as set forth on Exhibit B hereto.
    (b)    Schedule II to the Sale Agreement is hereby amended and restated in its entirety as set forth on Exhibit C hereto.
    (c)    Schedule III to the Sale Agreement is hereby amended and restated in its entirety as set forth on Exhibit D hereto.
    Section 4.    Conditions to Amendment. Subject to Section 5 below, this Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) and upon the satisfaction of the following conditions precedent:
    (a)    The Borrower, each Originator, the Servicer, the Administrative Agent, each Group Agent party hereto shall have executed and delivered this Amendment.
    (b)    The Administrative Agent shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.
    (c)    The Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.
    Section 5.    Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Loan Agreement and the Sale Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) the Borrower and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and the Sale Agreement, as applicable, to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement or the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to such agreement as amended hereby.
    Section 6.    Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. The parties agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Borrower, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Administrative Agent or any Group Agent shall request manually signed counterpart signatures to this Amendment, the Borrower and each Originator hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable (but in any event within 30 days of such request or such longer period as the requesting Administrative Agent or Group Agent and the Borrower and the Originators may mutually agree).
    Section 7.    Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.
[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
Concentrix Receivables, Inc.
By: /s/ Steven L. Richie
Name: Steven L. Richie
Title: Executive Vice President, Legal
Concentrix Corporation,
as Servicer
By: /s/ Steven L. Richie
Name: Steven L. Richie
Title: Executive Vice President, Legal

Signature Page to First Omnibus Amendment

The Originators:
Concentrix Corporation
Concentrix Services US, Inc.
Concentrix CVG Corporation
Concentrix CVG Delaware International Inc.
Concentrix CVG Customer Management Group Inc.
Concentrix CVG CMG Insurance Services LLC
Encore Receivable Management, Inc.
Concentrix Solutions Corporation
Concentrix Insurance Administration Solutions Corporation
By: /s/ Steven L. Richie
Name: Steven L. Richie
Title: Executive Vice President, Legal

Signature Page to First Omnibus Amendment

PNC Bank, National Association,
as Administrative Agent and as a Group Agent for the PNC Group
By: /s/ Henry Chan
Name: Henry Chan
Title: Senior Vice President

Signature Page to First Omnibus Amendment

The Toronto Dominion Bank,
as Group Agent for the TD Bank Group
By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

Signature Page to First Omnibus Amendment

Wells Fargo Bank, National
Association,
as Group Agent for the Wells Fargo Group
By: /s/ Dale Abernathy
Name: Dale Abernathy
Title: Director

Signature Page to First Omnibus Amendment

MUFG Bank, LTD.,
as Managing Agent for the MUFG Lender Group
By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

Signature Page to First Omnibus Amendment

Reaffirmation, Acknowledgement, And Consent Of Performance Guarantor
The undersigned, Concentrix Corporation, heretofore executed and delivered to the Administrative Agent a Performance Guaranty dated October 30, 2020. The undersigned hereby acknowledges and consents to the First Omnibus Amendment dated as of the date hereof, and confirms that its Performance Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Loan Agreement or the Sale Agreement or any of the Transaction Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Administrative Agent and the Group Agents are relying on the assurances provided herein in entering into the Amendment set forth above.
Dated As of May 5, 2021.
Concentrix Corporation,
as Servicer
By: /s/ Steven L. Richie
Name: Steven L. Richie
Title: Executive Vice President, Legal

Exhibit B
Schedule I
JURISDICTION OF ORGANIZATION OF THE ORIGINATORS

Originator	State of Organization
Concentrix Corporation	Delaware
Concentrix Services US, Inc.	Delaware
Concentrix CVG Corporation	Delaware
Concentrix CVG Delaware International Inc.	Delaware
Concentrix CVG Customer Management Group Inc.	Ohio
Concentrix CVG CMG Insurance Services LLC	Ohio
Encore Receivable Management, Inc.	Kansas
Concentrix Solutions Corporation	New York

Exhibit C
Schedule II
LOCATION OF BOOKS AND RECORDS OF THE ORIGINATORS

Originator	Location of Books and Records
Concentrix Corporation	201 East 4th Street, Cincinnati OH 45202
Concentrix Services US, Inc.	201 East 4th Street, Cincinnati OH 45202
Concentrix CVG Corporation	201 East 4th Street, Cincinnati OH 45202
Concentrix CVG Delaware International Inc.	201 East 4th Street, Cincinnati OH 45202
Concentrix CVG Customer Management Group Inc.	201 East 4th Street, Cincinnati OH 45202
Concentrix CVG CMG Insurance Services LLC	201 East 4th Street, Cincinnati OH 45202
Encore Receivable Management, Inc.	201 East 4th Street, Cincinnati OH 45202
Concentrix Solutions Corporation	201 East 4th Street, Cincinnati OH 45202

Exhibit D
Schedule III
TRADE NAMES

Legal Name	Trade Names
Concentrix Corporation	Concentrix Global Holdings, Inc.
Concentrix Services US, Inc.	The Minacs Group (USA) Inc.
Concentrix CVG Corporation	Delta Merger Sub II, LLC Convergys Corporation
Concentrix CVG Delaware International Inc.	Stream International Inc.
Concentrix CVG Customer Management Group Inc.	Convergys Customer Management Group Inc.
Concentrix CVG CMG Insurance Services LLC	Convergys CMG Insurance Services LLC
Encore Receivable Management, Inc.	-
Concentrix Solutions Corporation	Concentrix Corporation